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                                                                   EXHIBIT 10(b)


                     AMENDMENT TO THE AMENDED AND RESTATED
               MINNESOTA POWER AND AFFILIATED COMPANIES EXECUTIVE
                                INVESTMENT PLAN I


The Amended and Restated Minnesota Power and Affiliated Companies Executive Investment Plan I effective January 1, 1988, is amended as follows:


      1. Effective August 9, 2006, Section 6.4.1 is amended to DELETE the following:

            In the event that there is a Change in Control, and if, within twelve (12) months after a Change in Control a Participant is involuntarily terminated, the Participant shall be entitled to an additional benefit equal to forty percent (40%) of any amount distributed ("Supplemental Tax Benefit") pursuant to Section 6.4.1. If a Participant is eligible for Retirement, no Supplemental Tax Benefit will be paid.


                               ALLETE, INC.


                               By: /s/ Donald J. Shippar
                                   ---------------------------------------------
                                   Donald J. Shippar
                                   Chairman, President & Chief Executive Officer

ATTEST:


By: /s/ Deborah A. Amberg
    ---------------------------
    Deborah A. Amberg
    Senior Vice President,
    General Counsel & Secretary